UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant: Vanguard Montgomery Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2007–March 31, 2008

Item 1: Reports to Shareholders

>  For the fiscal year ended March 31, 2008, Vanguard Market Neutral Fund returned 10.2% for Investor Shares and 10.5% for Institutional Shares.

>  In a volatile year in the financial markets, the broad U.S. stock market advanced—then retreated—to finish the fiscal period down –5.8%.

>  In the fund’s long portfolio, energy and industrials stocks were leading contributors; in the short portfolio, the beleaguered financials sector led returns.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	40
About Your Fund’s Expenses	41
Trustees Approve Advisory Arrangements	43
Glossary	45

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Market Neutral Fund
Investor Shares	VMNFX	10.2%
Institutional Shares	VMNIX	10.5
Citigroup 3-Month Treasury Bill Index		4.2
Average Equity Market Neutral Fund[1]		0.3

Your Fund’s Performance at a Glance
March 31, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$12.19	$12.45	$0.607	$0.353
Institutional Shares	12.14	12.39	0.651	0.353

1  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

We are pleased to present the first annual report to shareholders of Vanguard Market Neutral Fund (formerly the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund). During the fiscal year ended March 31, 2008, the Market Neutral Fund returned 10.2% for Investor Shares. The fund’s Institutional Shares returned 10.5%.

The fund’s advisors, AXA Rosenberg Investment Management and Vanguard Quantitative Equity Group, navigated a fast-changing investment environment to deliver solid returns that outpaced both the average return of the fund’s peers and the return of its benchmark, the Citigroup 3-Month Treasury Bill Index (the most appropriate benchmark for a fund that seeks to eliminate its exposure to the stock market’s ups and downs).

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –5.8% for the fiscal year ended March 31 as sentiment turned bearish in the second half. Investors grew increasingly concerned about the prospects of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks outperformed small-caps, and growth stocks outpaced their value-oriented counterparts. International stocks managed a modest gain during the year, largely owing to exchange-rate gains produced by the weak U.S. dollar.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 7.7% for the 12-month period as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 1.9% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing some of the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Fund performed well in up-and-down market

Vanguard Market Neutral Fund’s long/short strategy is intended to capture positive absolute returns during good times—and

Market Barometer
	Average Annual Total Returns
	Periods Ended March 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–5.4%	6.2%	11.9%
Russell 2000 Index (Small-caps)	–13.0	5.1	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–5.8	6.5	12.5
MSCI All Country World Index ex USA (International)	2.6	16.5	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	7.7%	5.5%	4.6%
Lehman Municipal Bond Index	1.9	3.7	3.9
Citigroup 3-Month Treasury Bill Index	4.2	4.2	3.0

CPI
Consumer Price Index	4.0%	3.4%	3.0%

bad times—in the financial markets. The past 12 months provided plenty of both. The fund consists of two portfolios: a long portfolio, in which the advisors buy and hold stocks they consider to be undervalued, and a short portfolio, in which the advisors borrow and sell short stocks they consider to be overvalued. (Note that each advisor independently manages a long and a short portfolio.) Together, these portfolios produced a 10.2% return for the fund’s Investor Shares (and 10.5% for Institutional Shares) during the fund’s fiscal year.

Within the fund’s long portfolio, five of the ten industry sectors had positive returns, four were negative, and one (health care) was essentially flat. The energy sector, which returned 40%, was the largest positive contributor to the long portfolio.

Industrials stocks (+15%) and the relatively small materials sector (+43%) also contributed to total return.

The long portfolio’s two largest sectors—information technology and financials—were also two of its poorest performers. Financials returned –17%, and while weakness in the sector was broad-based, much of the portfolio’s declines came from regional banks and insurers. In the technology sector, which returned –3%, gains from select hardware and storage companies were offset by weakness among data processors and application software firms. The smaller-weighted utilities sector also posted poor results (–15%) for the period.

Total Returns
November 11, 1998,[1] Through March 31, 2008
Average
Annual Return
Market Neutral Fund Investor Shares	5.3%
Citigroup 3-Month Treasury Bill Index	3.7
Average Equity Market Neutral Fund[2]	3.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Fund inception date.

2  Derived from data provided by Lipper Inc.

In the fund’s short portfolio, returns were enhanced by the stock market’s downdraft in the second half of the fiscal year. Not surprisingly, the strongest results came from the troubled financials sector. The largest single contributor was Bear Stearns, the investment bank that nearly collapsed in mid-March. The fund also benefited from short sales of generally weak real estate investment trusts. Meanwhile, broader investor concerns about the slowing economy were reflected in the consumer discretionary and information technology sectors, which added to the short portfolio’s return. Strength among energy and consumer staples stocks hampered performance in the short portfolio.

For more details on each advisor’s approach, please see the Advisors’ Report beginning on page 7.

Complementary approaches build on a solid history

Although the Market Neutral Fund has a brief history at Vanguard—we adopted the fund in December 2007—it has a long and solid performance record under its former name. Since its inception in 1998, the fund’s Investor Shares have produced an annual average return of 5.3%, outpacing not only the fund’s benchmark index but the average return of peer funds and the broad U.S. stock market (as measured by the 4.4% return of the Dow Jones Wilshire 5000 Index).

That performance is a tribute to AXA Rosenberg Investment Management, which has advised the fund since inception and will continue to build upon that record as one of two advisors for Vanguard Market Neutral Fund. The fund’s other advisor, Vanguard Quantitative Equity Group, began advising the fund in January 2008.

Both advisors employ quantitative strategies that focus on individual stock selection, but each has a different approach to managing its respective portion of the portfolio. AXA Rosenberg uses a two-part model that analyzes valuations and earnings forecasts. Vanguard Quantitative Equity Group, which has managed long-only portfolios prior to advising this fund, uses a model that is driven by three primary factors: valuation, market sentiment, and earnings quality. Both advisors have established admirable track records over time. We believe that their different but complementary styles will serve shareholders well.

A powerful tool for sophisticated investors

The Market Neutral Fund is not without its own special risks. But its aim to produce returns in excess of 3-month U.S. Treasury bills while maintaining low correlation to the stock and bond markets can enhance the diversification of an investment portfolio.

Still, as with any investment, we feel that it is very important for investors to understand how the Market Neutral Fund works, know the role it plays in the context of a long-term investment strategy, and have realistic expectations for risk and returns. Because a market-neutral strategy is more complex than traditional long-only portfolios, thorough due diligence is essential.

Vanguard names a new president

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 15, 2008

Advisors’ Report

For the fiscal year ended March 31, 2008, the Investor Shares of Vanguard Market Neutral Fund returned 10.2% and the Institutional Shares returned 10.5%. This performance reflects the combined efforts of two independent advisors: AXA Rosenberg Investment Management LLC and, starting in January 2008, Vanguard Quantitative Equity Group. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and of how the portfolio’s positioning reflects this assessment. This report was prepared on April 18, 2008.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Vanguard’s Quantitative Equity Group began managing its portion of the Market Neutral Fund in January 2008, the last quarter of the fund’s fiscal year. Our investment process begins with our stock selection model, which has three components: valuation, market sentiment, and earnings quality. We evaluate each stock relative to its market capitalization and industry peers, based on the three component measures; then we aggregate these components into a composite score for each stock, which determines its overall attractiveness. We create a portfolio that is “long” on our most attractive stocks and “short” on the securities we rate least attractive. We intend to make many small bets on individual

Vanguard Market Neutral Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative	50	28	Conducts quantitative management using models that
Equity Group			assess valuation, marketplace sentiment, and balance-
			sheet characteristics of companies as compared with
			their peers.
AXA Rosenberg Investment	49	28	Builds a portfolio based on fundamental analysis
Management LLC			using a two-part quantitative model that considers
			valuations and earnings forecasts.
Cash Investments[1]	1	1	—

1  The fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very-low-cost money market funds. Each advisor may also maintain a modest cash position.

securities, and not on large factors, so that we manage the portfolio to be neutral to industry, market cap, and style exposures. For example, if we are long $1 million in an industry, we will have a short position of roughly $1 million in the same industry.

During the brief time we have managed our portion of the fund, we have seen remarkable volatility in the stock market. We are pleased that our risk-control process has largely insulated the portfolio from the fluctuations.

For such a short period, performance numbers are close to meaningless, but our best performance was in the materials industry sector, while health care equipment stocks detracted from the fund’s return.

We thank you for your investment, and we look forward to reporting to you over the new fiscal year.

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks, Americas Chief Executive

and Chief Investment Officer

It is our firm conviction that a company’s fundamentals drive its earnings and that the price paid for those earnings will ultimately drive investment performance. We seek to capture both short-term earnings growth as well as superior long-term cumulative earnings through the use of our proprietary, bottom-up stock-selection models. We believe that by employing rigorous security-level analysis, we can uncover stocks with an earnings advantage—that is, stocks that produce superior earnings per dollar of cost in the period following their purchase. We take long positions in the stocks we believe have the most attractive valuations and earnings prospects, and we short the stocks in which we believe the opposite is true. Although this approach can lead to net industry and style exposures, we seek to add value primarily through intra-industry stock selection.

The previous 12 months have been an unnerving period for many U.S. equity investors as stocks experienced a dramatic transition from an up- to a down-market environment. By year’s end the continuing turmoil in the credit markets and deepening fear of a recession in the United States had pushed equity returns deep into the red and ushered back levels of volatility not seen in some time. The fund’s U.S. large-cap long/short strategy generated strong returns over the year, thanks to style differences between the long and short halves of the portfolio and strong stock picking.

The portfolio was well-positioned to take advantage of investors’ distaste for operating leverage, especially toward the end of 2007 and in the first few months of 2008. Following the credit crisis that was kicked off by the massive de-levering of multi-strategy hedge funds in August, and sensing dark times ahead for the economy, investors actively shied away from leverage of any sort. Several of the fund’s best-performing positions for the period were shorts on names with significant exposure to this source of risk: Ford Motor, Bear Stearns, American Express, and General Growth Properties. The use of operating leverage among these high-profile companies proved to be a red flag that investors applied across all equities in general. The fund also benefited from its long bias toward stocks with strong trailing price momentum. Our search for companies with robust earnings-growth prospects typically results in a momentum bias. Although the portfolio was a bit whipsawed in January 2008 as we experienced hefty reversals in some of these higher-momentum names, for the year as a whole the characteristic worked to significantly boost return. The portfolio’s mild net value bias—the result of our bottom-up search for stocks that appear fundamentally undervalued relative to their peers—detracted from returns for the year, somewhat offsetting gains made elsewhere in the fund.

From the standpoint of net industry exposure, results were a mixed bag for the year. The best positioning resulted from our shorting of stocks in industries related to financial services (banks, financial investments) as well as of names within the consumer discretionary industries that are tied to the economic cycle. For example, our short on Starbucks was among the best positions for the period as investors seem to be actively grappling with whether patrons will continue to pay $3 for a latte during unsettling economic times. Similarly successful were net long exposures to basic materials and energy industries such as metals and mining, oil drilling, and chemicals. Despite substantial volatility in commodities prices over the past year, oil and other natural resources prices reached record highs, and production and extraction companies benefited accordingly. Our models saw significant opportunity in companies within these industries, primarily because of their earnings-growth prospects. Other industry exposures were less successful; for instance, the largest net long industry exposure for the year was to insurance, a category that struggled throughout the period.

At the individual stock level, several short positions were among the largest contributors to return for the year. As mentioned earlier, a short on Starbucks was high on the list, as were shorts on Motorola and several banking and finance names, including E*TRADE Financial and Fannie Mae. Far and away the best long position was on Apple. Topping the worst-positions list were long positions on Amazon.com and Regions Financial.

We believe our focus on earnings will serve us well in coming months. In most market environments, investors actively reconcile the earnings generated by stocks with the price paid to participate in those earnings. Our focus on creating an earnings advantage in the portfolio should keep us in good standing as the market works through the challenges that appear on the horizon.

Fund Profile

As of March 31, 2008

Portfolio Characteristics

Yield[1]
Investor Shares	1.8%
Institutional Shares	1.9%
Foreign Holdings	1.2%
Short-Term Reserves	3.9%

Investment Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	367	361
Median Market Cap	$26.2B	$31.1B
Price/Earnings Ratio	13.9x	22.1x
Price/Book Ratio	2.0x	2.4x
Return on Equity	17.1%	18.0%
Earnings Growth Rate	22.7%	16.3%
Turnover Rate	214%	—

Estimated Expense Ratios[2]
	Investor	Institutional
	Shares	Shares
Management and
Administrative Expenses	0.50%	0.40%
Dividend Expense on
Securities Sold Short	1.50	1.50
Total	2.00%	1.90%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	15.6%	13.7%
Consumer Staples	5.8	7.0
Energy	7.2	8.6
Financials	17.7	21.9
Health Care	12.5	13.2
Industrials	14.9	10.5
Information Technology	8.3	8.2
Materials	6.4	5.3
Telecommunication Services	3.4	3.0
Utilities	8.2	8.6

Volatility Measures[3]
Fund Versus
S&P 500 Index
R-Squared	0.00
Beta	0.05

1  30-day SEC yield for the fund. See the Glossary on pages 45–46.

2  The expense ratios shown in the table are based on estimated amounts for the fiscal year beginning April 1, 2008. Prior to December 1, 2007, the fund was known as the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and was not part of the Vanguard family of mutual funds. The actual expense ratios (net of expenses waived or reimbursed) for the fiscal year ended March 31, 2008, were: for Investor Shares, 2.79% (1.16% management and administrative expenses plus 1.63% dividend expense on securities sold short); for Institutional Shares, 2.56% (0.93% management and administrative expenses plus 1.63% dividend expense on securities sold short).

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 45–46.

Ten Largest Holdings[1]	(% of total net assets):
Long Portfolio

Pfizer Inc.	pharmaceuticals	1.5%
International Business
Machines Corp.	computer hardware	1.4
Verizon	integrated
Communications Inc.	telecommunication
	services	1.1
The Hartford Financial
Services Group Inc.	multi-line insurance	1.1
Prudential Financial, Inc.	life and
	health insurance	1.1
AT&T Inc.	integrated
	telecommunication
	services	1.1
MetLife, Inc.	life and
	health insurance	1.1
ACE Ltd.	property and
	casualty insurance	1.0
Ingersoll-Rand Co.	industrial machinery	0.9
Biogen Idec Inc.	biotechnology	0.9
Top Ten		11.2%

Ten Largest Holdings[1]	(% of total net assets):
Short Portfolio

American
International Group, Inc.	multi-line insurance	1.2%
The Procter & Gamble Co.	household products	1.2
American Express Co.	consumer finance	1.2
Genentech, Inc.	biotechnology	1.2
Baker Hughes, Inc.	oil and gas
	equipment and
	services	1.1
General Electric Co.	industrial
	conglomerate	1.1
Merrill Lynch & Co., Inc.	investment banking
	and brokerage	1.1
Southern Co.	electric utilities	1.0
FPL Group, Inc.	electric utilities	1.0
Celgene Corp.	biotechnology	1.0
Top Ten		11.1%

1  “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See pages 36–37 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 11, 1998–March 31, 2008

Initial Investment of $250,000

	Average Annual Total Returns
	Periods Ended March 31, 2008			Final Value of
			Since	a $250,000
	One Year	Five Years	Inception[1]	Investment
Market Neutral Fund Investor Shares[2]	10.15%	4.04%	5.31%	$406,178
Dow Jones Wilshire 5000 Index	–5.82	12.49	4.36	373,212
Citigroup 3-Month Treasury Bill Index	4.19	3.03	3.67	350,546
Average Equity Market Neutral Fund[3]	0.31	2.75	3.50	345,398

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
Market Neutral Fund Institutional Shares[2]	10.49%	4.34%	5.62%	$8,382,253
Dow Jones Wilshire 5000 Index	–5.82	12.49	5.07	7,980,845
Citigroup 3-Month Treasury Bill Index	4.19	3.03	3.47	6,899,026

1  Performance for the fund and its comparative standards is calculated since the following inception dates: November 11, 1998, for Investor Shares; October 19, 1998, for Institutional Shares.

2  Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.

3  Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): November 11, 1998–March 31, 2008

Note: See Financial Highlights tables on pages 34–35 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks—Long Positions (92.1%)
Consumer Discretionary (14.4%)
*† Amazon.com, Inc.	6,690	477
*† DIRECTV Group, Inc.	17,450	432
† TJX Cos., Inc.	11,873	393
† Time Warner, Inc.	27,980	392
† Yum! Brands, Inc.	9,500	353
† Whirlpool Corp.	3,830	332
*† AutoZone Inc.	2,590	295
† Royal Caribbean Cruises, Ltd.	8,500	280
† McDonald’s Corp.	4,531	253
† Gannett Co., Inc.	7,600	221
† Sherwin-Williams Co.	4,250	217
† Mattel, Inc.	10,770	214
† Abercrombie & Fitch Co.	2,700	197
*† The Goodyear
Tire & Rubber Co.	6,660	172
*† Big Lots Inc.	6,600	147
*† Hanesbrands Inc.	5,000	146
*† GameStop Corp. Class A	2,800	145
† Barnes & Noble, Inc.	4,700	144
*† Dollar Tree, Inc.	5,100	141
† Home Depot, Inc.	5,000	140
† Black & Decker Corp.	2,100	139
*† Viacom Inc. Class B	3,500	139
† The Stanley Works	2,900	138
† CBS Corp.	6,100	135
† Best Buy Co., Inc.	3,200	133
† International Speedway Corp.	3,200	132
† RadioShack Corp.	8,100	132
† Service Corp. International	12,900	131
† Comcast Corp. Class A	6,700	130
† The Gap, Inc.	6,600	130
† Burger King Holdings Inc.	4,600	127
† Wyndham Worldwide Corp.	5,900	122
† Autoliv, Inc.	2,400	120
† E.W. Scripps Co. Class A	2,600	109
*† Mohawk Industries, Inc.	1,500	107

*†	Expedia, Inc.	4,600	101
†	Regal Entertainment
	Group Class A	4,600	89
†	Wendy’s International, Inc.	3,600	83
†	New York Times Co. Class A	4,300	81
†	Snap-On Inc.	1,600	81
*†	ITT Educational Services, Inc.	1,700	78
†	BorgWarner, Inc.	1,800	77
*†	Clear Channel
	Outdoor Holdings, Inc.
	Class A	3,700	70
†	Johnson Controls, Inc.	1,800	61
*†	NVR, Inc.	100	60
†	Omnicom Group Inc.	1,300	57
†	Jones Apparel Group, Inc.	4,000	54
†	Eastman Kodak Co.	3,000	53
†	John Wiley & Sons Class A	1,000	40
*†	DISH Network Corp.	1,100	32
*†	DreamWorks
	Animation SKG, Inc.	1,100	28
†	Choice Hotels International, Inc.	800	27
†	Tiffany & Co.	600	25
	Idearc Inc.	6,200	22
*†	Ford Motor Co.	3,800	22
*	Crocs, Inc.	1,000	17
	Garmin Ltd.	200	11
†	Hasbro, Inc.	400	11
	Darden Restaurants Inc.	300	10
			8,205
Consumer Staples (5.3%)
†	Sara Lee Corp.	21,370	299
†	Avon Products, Inc.	5,700	225
	General Mills, Inc.	3,743	224
†	Colgate-Palmolive Co.	1,870	146
†	The Pepsi Bottling Group, Inc.	4,300	146
†	Coca-Cola Enterprises, Inc.	6,010	145
†	Herbalife Ltd.	2,900	138
†	Molson Coors
	Brewing Co. Class B	2,600	137
†	Alberto-Culver Co.	4,900	134
†	Wal-Mart Stores, Inc.	2,500	132
†	Corn Products International, Inc.	3,500	130
†	Reynolds American Inc.	2,200	130
†	The Kroger Co.	4,800	122
†	Archer-Daniels-Midland Co.	2,600	107
*†	NBTY, Inc.	3,400	102
	Philip Morris International Inc.	1,900	96
†	PepsiAmericas, Inc.	3,600	92
*†	Energizer Holdings, Inc.	1,000	90
†	Carolina Group	1,100	80
	UST, Inc.	1,414	77
†	ConAgra Foods, Inc.	2,700	65
†	SuperValu Inc.	2,100	63
	The Estee Lauder Cos. Inc.
	Class A	1,190	54

†	Altria Group, Inc.	1,900	42
†	The Procter & Gamble Co.	600	42
†	Church & Dwight, Inc.	100	5
	CVS/Caremark Corp.	130	5
			3,028
Energy (6.6%)
†	Noble Corp.	7,600	377
†	Pioneer Natural Resources Co.	5,840	287
†	Chevron Corp.	2,600	222
†	Diamond Offshore Drilling, Inc.	1,370	159
†	Rowan Cos., Inc.	3,700	152
†	Frontline Ltd.	3,000	139
†	ENSCO International, Inc.	2,200	138
†	Patterson-UTI Energy, Inc.	5,100	134
†	Apache Corp.	1,100	133
†	Murphy Oil Corp.	1,620	133
†	Hess Corp.	1,500	132
†	ConocoPhillips Co.	1,700	130
†	Helmerich & Payne, Inc.	2,600	122
†	Cimarex Energy Co.	2,200	120
*†	Forest Oil Corp.	2,300	113
†	Noble Energy, Inc.	1,500	109
*†	FMC Technologies Inc.	1,800	102
*†	SEACOR Holdings Inc.	1,200	102
†	El Paso Corp.	5,960	99
*†	National Oilwell Varco Inc.	1,700	99
†	Schlumberger Ltd.	1,100	96
†	Tidewater Inc.	1,600	88
†	Occidental Petroleum Corp.	1,100	80
†	Marathon Oil Corp.	1,700	77
*†	Global Industries Ltd.	4,800	77
*	Cameron International Corp.	1,600	67
†	Frontier Oil Corp.	2,200	60
*	Pride International, Inc.	1,600	56
†	Overseas Shipholding Group Inc.	500	35
*†	Superior Energy Services, Inc.	800	32
†	Chesapeake Energy Corp.	600	28
†	St. Mary Land & Exploration Co.	700	27
*†	Denbury Resources, Inc.	900	26
*	Transocean, Inc.	172	23
			3,774
Financials (16.2%)
†	The Hartford
	Financial Services Group Inc.	8,380	635
†	Prudential Financial, Inc.	8,080	632
†	MetLife, Inc.	10,100	609
†	ACE Ltd.	9,900	545
†	Loews Corp.	10,720	431
†	Regions Financial Corp.	20,450	404
†	Unum Group	16,420	361
†	BlackRock, Inc.	1,600	327
†	Fifth Third Bancorp	15,370	322
†	State Street Corp.	3,500	276
	Assurant, Inc.	3,770	229
†	PartnerRe Ltd.	1,900	145

†	Invesco, Ltd.	5,800	141
†	RenaissanceRe Holdings Ltd.	2,700	140
†	Allied World
	Assurance Holdings, Ltd.	3,500	139
†	Endurance
	Specialty Holdings Ltd.	3,800	139
†	The Travelers Cos., Inc.	2,900	139
†	Capital One Financial Corp.	2,800	138
†	Discover Financial Services	8,400	138
*†	Arch Capital Group Ltd.	2,000	137
†	Ameriprise Financial, Inc.	2,600	135
†	Cullen/Frost Bankers, Inc.	2,500	133
†	The Goldman Sachs Group, Inc.	800	132
†	Bank of Hawaii Corp.	2,600	129
†	JPMorgan Chase & Co.	3,000	129
†	U.S. Bancorp	4,000	129
†	BB&T Corp.	3,900	125
†	BOK Financial Corp.	2,400	125
†	Popular, Inc.	10,600	123
†	Axis Capital Holdings Ltd.	3,600	122
	Commerce Bancshares, Inc.	2,600	109
†	Torchmark Corp.	1,800	108
†	New York
	Community Bancorp, Inc.	5,800	106
†	The Chubb Corp.	2,100	104
*†	TD Ameritrade Holding Corp.	6,200	102
†	Northern Trust Corp.	1,500	100
†	American National Insurance Co.	900	96
*†	MSCI, Inc.–Class A Shares	3,000	89
†	Associated Banc-Corp.	3,000	80
†	XL Capital Ltd. Class A	2,700	80
	National City Corp.	7,122	71
*†	Alleghany Corp.	204	70
†	Everest Re Group, Ltd.	700	63
†	CNA Financial Corp.	2,400	62
†	Raymond James Financial, Inc.	2,700	62
†	Colonial BancGroup, Inc.	6,100	59
	Genworth Financial Inc.	2,511	57
†	Bank of New York Mellon Corp.	1,300	54
*†	Nasdaq Stock Market Inc.	1,400	54
†	PNC Financial Services Group	800	52
†	Eaton Vance Corp.	1,600	49
†	East West Bancorp, Inc.	2,700	48
†	TCF Financial Corp.	2,500	45
†	Wachovia Corp.	1,500	41
†	OneBeacon
	Insurance Group Ltd.	2,100	40
	Janus Capital Group Inc.	1,600	37
*†	MF Global Ltd.	3,300	33
	Lazard Ltd. Class A	800	31
	Synovus Financial Corp.	2,600	29
†	HCC Insurance Holdings, Inc.	900	20
*†	Affiliated Managers Group, Inc.	200	18
			9,278
Health Care (11.5%)

†	Pfizer Inc.	41,880	877
*†	Biogen Idec Inc.	8,100	500
†	CIGNA Corp.	11,800	479
†	Bristol-Myers Squibb Co.	22,200	473
*†	Genzyme Corp.	5,600	417
*†	Humana Inc.	8,200	368
*†	Gilead Sciences, Inc.	6,600	340
†	Wyeth	6,600	276
*†	Warner Chilcott Ltd.	8,000	144
*†	Cephalon, Inc.	2,200	142
*†	Express Scripts Inc.	2,200	142
*†	Waters Corp.	2,500	139
†	Beckman Coulter, Inc.	2,100	136
†	Aetna Inc.	3,200	135
*	Laboratory Corp.
	of America Holdings	1,800	133
*†	WellPoint Inc.	3,000	132
*†	Invitrogen Corp.	1,500	128
*†	Thermo Fisher Scientific, Inc.	2,200	125
†	Johnson & Johnson	1,900	123
*†	St. Jude Medical, Inc.	2,800	121
*†	Watson Pharmaceuticals, Inc.	4,100	120
*†	Lincare Holdings, Inc.	3,900	110
*†	Henry Schein, Inc.	1,900	109
*†	Endo
	Pharmaceuticals Holdings, Inc.	4,400	105
*†	Forest Laboratories, Inc.	2,400	96
*†	Kinetic Concepts, Inc.	2,000	92
*†	Medco Health Solutions, Inc.	1,900	83
*†	PDL BioPharma Inc.	6,400	68
*†	Intuitive Surgical, Inc.	200	65
*†	Charles River Laboratories, Inc.	1,000	59
*†	LifePoint Hospitals, Inc.	2,000	55
*†	Tenet Healthcare Corp.	9,100	52
*†	Health Management
	Associates Class A	9,100	48
†	Eli Lilly & Co.	700	36
†	AmerisourceBergen Corp.	800	33
*† DaVita, Inc.		700	33
† Applera Corp.–Applied
Biosystems Group		600	20
*† King Pharmaceuticals, Inc.		2,200	19
† Becton, Dickinson & Co.		100	9
*† Millennium Pharmaceuticals, Inc.		500	8
			6,550
Industrials (13.7%)
† Ingersoll-Rand Co.		11,400	508
† L-3 Communications
Holdings, Inc.		3,600	394
† Caterpillar, Inc.		4,900	384
*† Terex Corp.		5,390	337
† Union Pacific Corp.		2,600	326
† The Manitowoc Co., Inc.		7,690	314
† Dover Corp.		7,240	302
† SPX Corp.		2,400	252

† Cummins Inc.	5,200	243
*† AGCO Corp.	3,870	232
*† First Solar, Inc.	1,000	231
† Northrop Grumman Corp.	2,680	209
† W.W. Grainger, Inc.	2,300	176
Fastenal Co.	3,430	158
† Lockheed Martin Corp.	1,550	154
* McDermott International, Inc.	2,800	153
*† United Rentals, Inc.	7,800	147
† Parker Hannifin Corp.	2,100	145
*† Allied Waste Industries, Inc.	13,200	143
Rockwell Collins, Inc.	2,500	143
† Manpower Inc.	2,500	141
† Waste Management, Inc.	4,100	138
† Raytheon Co.	2,100	136
† Ryder System, Inc.	2,200	134
† Harsco Corp.	2,400	133
† The Brink’s Co.	1,900	128
† HNI Corp.	4,600	124
† Textron, Inc.	2,200	122
† Deere & Co.	1,500	121
† GATX Corp.	3,000	117
† Cooper Industries, Inc. Class A	2,800	112
*† Gardner Denver Inc.	3,000	111
† Steelcase Inc.	9,200	102
† Trinity Industries, Inc.	3,700	99
† Hubbell Inc. Class B	2,200	96
*† Copa Holdings SA Class A	2,300	88
† Goodrich Corp.	1,500	86
† UAL Corp.	4,000	86
*† Northwest Airlines Corp.	9,200	83
*† Avis Budget Group, Inc.	7,200	76
† CSX Corp.	1,300	73
*† US Airways Group Inc.	7,200	64
* Jacobs Engineering Group Inc.	800	59
† Alexander & Baldwin, Inc.	1,300	56
† Kennametal, Inc.	1,900	56
*† Hertz Global Holdings Inc.	4,500	54
PACCAR, Inc.	1,160	52
† Pentair, Inc.	1,600	51
† Carlisle Co., Inc.	1,000	33
C.H. Robinson Worldwide Inc.	500	27
† Rockwell Automation, Inc.	400	23
† Republic Services, Inc. Class A	700	20
† Tyco International, Ltd.	400	18
J.B. Hunt Transport Services, Inc.	400	13
† The Toro Co.	300	12
General Dynamics Corp.	100	8
MSC Industrial Direct Co., Inc.
Class A	100	4
Southwest Airlines Co.	200	2
		7,809
Information Technology (7.7%)
† International Business
Machines Corp.	6,840	788

†	Accenture Ltd.	12,800	450
*†	Apple Inc.	3,100	445
*†	MEMC
	Electronic Materials, Inc.	6,100	432
†	Xerox Corp.	25,150	376
†	Electronic Data Systems Corp.	16,050	267
†	CA, Inc.	10,800	243
*†	Computer Sciences Corp.	5,430	221
†	Harris Corp.	4,100	199
*†	Western Digital Corp.	7,350	199
*†	BMC Software, Inc.	6,100	198
*†	Avnet, Inc.	4,700	154
*	Activision, Inc.	5,300	145
*	Affiliated Computer
	Services, Inc. Class A	1,430	72
	Amphenol Corp.	1,770	66
*	Oracle Corp.	3,320	65
*	Cadence Design Systems, Inc.	3,400	36
	Hewlett-Packard Co.	220	10
*	Juniper Networks, Inc.	129	3
			4,369
Materials (5.9%)
†	Freeport-McMoRan
	Copper & Gold, Inc. Class B	4,970	478
†	PPG Industries, Inc.	6,100	369
*†	Owens-Illinois, Inc.	5,500	310
†	Celanese Corp. Series A	7,480	292
†	AK Steel Holding Corp.	2,700	147
†	Reliance Steel & Aluminum Co.	2,400	144
*†	The Mosaic Co.	1,400	144
†	Eastman Chemical Co.	2,200	137
†	RPM International, Inc.	6,500	136
†	Carpenter Technology Corp.	2,300	129
†	Cytec Industries, Inc.	2,400	129
†	Alcoa Inc.	3,500	126
†	Lubrizol Corp.	2,200	122
†	Sonoco Products Co.	4,000	115
†	Monsanto Co.	1,000	112
	MeadWestvaco Corp.	3,500	95
†	Airgas, Inc.	1,700	77
†	Steel Dynamics, Inc.	2,200	73
†	International Paper Co.	2,200	60
†	United States Steel Corp.	400	51
†	Southern Peru
	Copper Corp. (U.S. Shares)	410	43
*	Pactiv Corp.	1,400	37
†	Allegheny Technologies Inc.	400	29
†	Ball Corp.	600	28
			3,383
Telecommunication Services (3.2%)
†	Verizon Communications Inc.	17,680	644
†	AT&T Inc.	16,330	625
*†	U.S. Cellular Corp.	2,100	116
†	Windstream Corp.	9,100	109
†	Telephone &

	Data Systems, Inc.	2,200	86
†	Embarq Corp.	2,100	84
†	Qwest Communications
	International Inc.	13,100	59
*	Crown Castle
	International Corp.	1,130	39
*†	American Tower Corp. Class A	900	35
	CenturyTel, Inc.	300	10
			1,807
Utilities (7.6%)
	Consolidated Edison Inc.	10,100	401
†	American
	Electric Power Co., Inc.	9,600	400
†	PG&E Corp.	9,820	362
†	DTE Energy Co.	8,200	319
*†	Reliant Energy, Inc.	13,290	314
*†	NRG Energy, Inc.	8,000	312
*†	AES Corp.	15,900	265
†	Xcel Energy, Inc.	12,046	240
†	Pepco Holdings, Inc.	9,410	233
†	Wisconsin Energy Corp.	5,200	229
†	Alliant Energy Corp.	3,900	137
†	ONEOK, Inc.	3,000	134
†	Vectren Corp.	4,800	129
*†	Mirant Corp.	3,500	127
†	Public Service
	Enterprise Group, Inc.	3,100	125
†	SCANA Corp.	3,400	124
†	Southern Co.	3,400	121
†	Atmos Energy Corp.	3,900	99
†	MDU Resources Group, Inc.	3,300	81
†	Edison International	1,300	64
†	UGI Corp. Holding Co.	2,500	62
†	Energen Corp.	600	37
	CenterPoint Energy Inc.	290	4
			4,319
Total Common Stocks—Long Positions
(Cost $53,375)			52,522
Common Stocks Sold Short (–91.4%)
Consumer Discretionary (–12.6%)
*	Starbucks Corp.	(28,300)	(495)
	Home Depot, Inc.	(15,200)	(425)
	Starwood Hotels &
	Resorts Worldwide, Inc.	(5,670)	(293)
*	Las Vegas Sands Corp.	(3,400)	(250)
*	Ford Motor Co.	(37,600)	(215)
	J.C. Penney Co., Inc.
	(Holding Co.)	(4,800)	(181)
*	MGM Mirage, Inc.	(3,011)	(177)
	Virgin Media Inc.	(12,200)	(172)
	Newell Rubbermaid, Inc.	(7,400)	(169)
	Foot Locker, Inc.	(12,400)	(146)
	Gentex Corp.	(8,300)	(142)
	Marriott International, Inc.

	Class A	(4,100)	(141)
	Wynn Resorts Ltd.	(1,400)	(141)
	Liz Claiborne, Inc.	(7,600)	(138)
*	Kohl’s Corp.	(3,200)	(137)
*	Lamar Advertising Co. Class A	(3,800)	(137)
	Limited Brands, Inc.	(7,977)	(136)
	Harley-Davidson, Inc.	(3,600)	(135)
*	Interpublic Group of Cos., Inc.	(15,700)	(132)
*	IAC/InterActiveCorp	(6,300)	(131)
	Eastman Kodak Co.	(7,290)	(129)
	Tim Hortons, Inc.	(3,800)	(129)
*	Time Warner Cable, Inc.	(5,000)	(125)
*	Chico’s FAS, Inc.	(17,100)	(122)
	The McGraw-Hill Cos., Inc.	(3,300)	(122)
*	Bed Bath & Beyond, Inc.	(3,800)	(112)
	Orient-Express Hotel Ltd.	(2,600)	(112)
	OfficeMax, Inc.	(5,800)	(111)
*	DIRECTV Group, Inc.	(4,200)	(104)
	Nordstrom, Inc.	(3,200)	(104)
	Mattel, Inc.	(5,200)	(103)
	Leggett & Platt, Inc.	(6,500)	(99)
	Circuit City Stores, Inc.	(23,300)	(93)
*	Jarden Corp.	(4,300)	(93)
	International Game Technology	(2,300)	(92)
	Staples, Inc.	(4,100)	(91)
*	Cablevision Systems
	NY Group Class A	(4,100)	(88)
*	Toll Brothers, Inc.	(3,700)	(87)
*	Tractor Supply Co.	(2,200)	(87)
	Williams-Sonoma, Inc.	(3,600)	(87)
*	O’Reilly Automotive, Inc.	(2,900)	(83)
	PetSmart, Inc.	(3,600)	(74)
	Genuine Parts Co.	(1,800)	(72)
	H & R Block, Inc.	(3,400)	(71)
	Harman
	International Industries, Inc.	(1,600)	(70)
*	Central European Media
	Enterprises Ltd. Class A	(800)	(68)
	Brunswick Corp.	(3,900)	(62)
*	Viacom Inc. Class B	(1,520)	(60)
	Pulte Homes, Inc.	(3,800)	(55)
*	Coach, Inc.	(1,800)	(54)
	General Motors Corp.	(2,400)	(46)
	Centex Corp.	(1,800)	(44)
	Macy’s Inc.	(1,900)	(44)
*	Coldwater Creek Inc.	(8,000)	(40)
	Comcast Corp. Class A	(1,900)	(37)
	WABCO Holdings Inc.	(800)	(36)
	American Eagle Outfitters, Inc.	(2,000)	(35)
	D. R. Horton, Inc.	(2,200)	(35)
	MDC Holdings, Inc.	(800)	(35)
	Weight Watchers
	International, Inc.	(700)	(32)
	Lennar Corp. Class A	(1,600)	(30)

	Abercrombie & Fitch Co.	(400)	(29)
*	Scientific Games Corp.	(1,000)	(21)
*	TRW Automotive
	Holdings Corp.	(900)	(21)
	Target Corp.	(300)	(15)
	Best Buy Co., Inc.	(300)	(12)
			(7,164)
Consumer Staples (–6.4%)
	The Procter & Gamble Co.	(9,850)	(690)
	Wm. Wrigley Jr. Co.	(8,375)	(526)
	Wal-Mart Stores, Inc.	(7,000)	(369)
	The Hershey Co.	(8,900)	(335)
	Walgreen Co.	(3,700)	(141)
	Avon Products, Inc.	(3,500)	(138)
	Kellogg Co.	(2,600)	(137)
	PepsiCo, Inc.	(1,900)	(137)
	Campbell Soup Co.	(4,000)	(136)
*	Smithfield Foods, Inc.	(5,100)	(131)
	Kimberly-Clark Corp.	(2,000)	(129)
	McCormick & Co., Inc.	(3,500)	(129)
*	Energizer Holdings, Inc.	(1,300)	(118)
	Reynolds American Inc.	(2,000)	(118)
	Anheuser-Busch Cos., Inc.	(2,000)	(95)
	Costco Wholesale Corp.	(1,300)	(84)
	Whole Foods Market, Inc.	(2,000)	(66)
	CVS/Caremark Corp.	(1,600)	(65)
	Dean Foods Co.	(2,600)	(52)
*	BJ’s Wholesale Club, Inc.	(900)	(32)
	The Coca-Cola Co.	(400)	(24)
	The Clorox Co.	(300)	(17)
	Archer-Daniels-Midland Co.	(130)	(5)
			(3,674)
Energy (–7.8%)
	Baker Hughes, Inc.	(9,100)	(623)
	Valero Energy Corp.	(11,400)	(560)
	Peabody Energy Corp.	(10,300)	(525)
	XTO Energy, Inc.	(5,420)	(335)
	Teekay Shipping Corp.	(3,500)	(149)
*	Continental Resources, Inc.	(4,600)	(147)
	Range Resources Corp.	(2,300)	(146)
	CONSOL Energy, Inc.	(2,100)	(145)
*	SandRidge Energy, Inc.	(3,700)	(145)
	BJ Services Co.	(4,400)	(125)
*	TETRA Technologies, Inc.	(7,800)	(124)
	Halliburton Co.	(3,100)	(122)
	Schlumberger Ltd.	(1,400)	(122)
*	Southwestern Energy Co.	(3,600)	(121)
	Cabot Oil & Gas Corp.	(2,300)	(117)
	Diamond Offshore Drilling, Inc.	(1,000)	(116)
	Spectra Energy Corp.	(5,000)	(114)
	Tesoro Corp.	(3,451)	(104)
*	Patriot Coal Corp.	(2,200)	(103)
	Arch Coal, Inc.	(2,000)	(87)
	Holly Corp.	(2,000)	(87)
	ExxonMobil Corp.	(900)	(76)

	EOG Resources, Inc.	(600)	(72)
	Foundation Coal Holdings, Inc.	(900)	(45)
*	Plains Exploration &
	Production Co.	(600)	(32)
*	Dresser Rand Group, Inc.	(1,000)	(31)
*	Newfield Exploration Co.	(500)	(26)
	Anadarko Petroleum Corp.	(400)	(25)
	Western Refining, Inc.	(1,400)	(19)
*	Quicksilver Resources, Inc.	(300)	(11)
*	Nabors Industries, Inc.	(120)	(4)
			(4,458)
Financials (–19.9%)
	American
	International Group, Inc.	(16,100)	(696)
	American Express Co.	(15,700)	(686)
	Merrill Lynch & Co., Inc.	(15,000)	(611)
	Fannie Mae	(20,100)	(529)
	Simon Property Group, Inc.
	REIT	(5,400)	(502)
	Moody’s Corp.	(11,000)	(383)
	Progressive Corp. of Ohio	(22,820)	(367)
	Public Storage, Inc. REIT	(3,800)	(337)
	Vornado Realty Trust REIT	(3,800)	(328)
	Equity Residential REIT	(7,800)	(324)
	M & T Bank Corp.	(3,700)	(298)
	Boston Properties, Inc. REIT	(3,200)	(295)
	Morgan Stanley	(6,400)	(292)
	Zions Bancorp	(5,500)	(251)
	Avalonbay Communities, Inc.
	REIT	(2,300)	(222)
	Plum Creek Timber Co. Inc.
	REIT	(5,400)	(220)
	New York
	Community Bancorp, Inc.	(10,800)	(197)
	General Growth Properties Inc.
	REIT	(5,100)	(195)
	Ventas, Inc. REIT	(4,200)	(189)
	Washington Mutual, Inc.	(17,000)	(175)
*	IntercontinentalExchange Inc.	(1,100)	(144)
	Mercury General Corp.	(3,200)	(142)
	Jefferies Group, Inc.	(8,700)	(140)
	Lincoln National Corp.	(2,500)	(130)
	SL Green Realty Corp. REIT	(1,600)	(130)
	T. Rowe Price Group Inc.	(2,600)	(130)
	Brown & Brown, Inc.	(7,400)	(129)
	Arthur J. Gallagher & Co.	(5,400)	(128)
	The Principal
	Financial Group, Inc.	(2,300)	(128)
	KeyCorp	(5,800)	(127)
	Marsh & McLennan Cos., Inc.	(5,200)	(127)
	City National Corp.	(2,500)	(124)
	Aon Corp.	(3,000)	(121)
	Wesco Financial Corp.	(300)	(121)
	Fifth Third Bancorp	(5,500)	(115)
	The Allstate Corp.	(2,300)	(111)

	The PMI Group Inc.	(19,100)	(111)
	Marshall & Ilsley Corp.	(4,400)	(102)
	Student Loan Corp.	(1,000)	(99)
	The Macerich Co. REIT	(1,400)	(98)
	Bank of America Corp.	(2,500)	(95)
	Huntington Bancshares Inc.	(8,600)	(92)
	AFLAC Inc.	(1,400)	(91)
*	Conseco, Inc.	(8,800)	(90)
	Leucadia National Corp.	(1,900)	(86)
	Fulton Financial Corp.	(6,900)	(85)
	Capitol Federal Financial	(2,100)	(79)
	First American Corp.	(2,300)	(78)
	Charles Schwab Corp.	(4,000)	(75)
	Old Republic International Corp.	(5,600)	(72)
	Unitrin, Inc.	(2,000)	(71)
	Washington Federal Inc.	(3,000)	(69)
	Whitney Holdings Corp.	(2,700)	(67)
	Comerica, Inc.	(1,882)	(66)
	Fidelity National Financial, Inc.
	Class A	(3,600)	(66)
	Citigroup, Inc.	(2,630)	(56)
	Legg Mason Inc.	(1,000)	(56)
	The Goldman Sachs Group, Inc.	(300)	(50)
	Developers Diversified
	Realty Corp. REIT	(1,100)	(46)
	Protective Life Corp.	(1,100)	(45)
*	Investment
	Technology Group, Inc.	(900)	(42)
	Wilmington Trust Corp.	(1,300)	(40)
	People’s United Financial Inc.	(2,000)	(35)
*	SLM Corp.	(2,300)	(35)
	Prudential Financial, Inc.	(400)	(31)
	Lehman Brothers Holdings, Inc.	(800)	(30)
	Franklin Resources Corp.	(300)	(29)
	Sovereign Bancorp, Inc.	(3,000)	(28)
	Valley National Bancorp	(1,400)	(27)
	Freddie Mac	(900)	(23)
	SEI Investments Co.	(900)	(22)
*	Nasdaq Stock Market Inc.	(470)	(18)
	Astoria Financial Corp.	(500)	(14)
	Hudson City Bancorp, Inc.	(400)	(7)
	MetLife, Inc.	(100)	(6)
	Reinsurance Group
	of America, Inc.	(100)	(5)
			(11,381)
Health Care (–12.1%)
*	Genentech, Inc.	(8,100)	(658)
*	Celgene Corp.	(9,204)	(564)
*	Zimmer Holdings, Inc.	(5,800)	(452)
	Schering-Plough Corp.	(30,720)	(443)
	Medtronic, Inc.	(8,900)	(430)
*	Forest Laboratories, Inc.	(9,300)	(372)
	Quest Diagnostics, Inc.	(5,000)	(226)
*	Varian Medical Systems, Inc.	(4,495)	(211)
*	Vertex Pharmaceuticals, Inc.	(8,800)	(210)

*	Patterson Cos.	(5,700)	(207)
*	Hospira, Inc.	(4,500)	(192)
*	Amylin Pharmaceuticals, Inc.	(6,000)	(175)
*	Barr Pharmaceuticals Inc.	(3,419)	(165)
	Eli Lilly & Co.	(2,900)	(150)
	Mylan Inc.	(12,500)	(145)
	Covidien Ltd.	(3,200)	(142)
*	Community
	Health Systems, Inc.	(4,200)	(141)
	Cooper Cos., Inc.	(4,100)	(141)
	Cardinal Health, Inc.	(2,600)	(137)
*	Boston Scientific Corp.	(10,400)	(134)
*	Edwards Lifesciences Corp.	(3,000)	(134)
	McKesson Corp.	(2,500)	(131)
*	ResMed Inc.	(3,100)	(131)
*	Waters Corp.	(2,200)	(123)
	Allergan, Inc.	(2,170)	(122)
	Stryker Corp.	(1,800)	(117)
*	ImClone Systems, Inc.	(2,700)	(115)
	Bristol-Myers Squibb Co.	(5,300)	(113)
	Brookdale Senior Living Inc.	(4,700)	(112)
*	Advanced Medical Optics, Inc.	(4,600)	(93)
	IMS Health, Inc.	(4,100)	(86)
*	Genzyme Corp.	(1,000)	(75)
	C.R. Bard, Inc.	(700)	(67)
*	Gen-Probe Inc.	(1,100)	(53)
*	Covance, Inc.	(600)	(50)
	Wyeth	(600)	(25)
	AmerisourceBergen Corp.	(284)	(12)
	Abbott Laboratories	(200)	(11)
*	Gilead Sciences, Inc.	(200)	(10)
	UnitedHealth Group Inc.	(300)	(10)
*	Amgen, Inc.	(200)	(8)
			(6,893)
Industrials (–9.6%)
	General Electric Co.	(16,540)	(612)
	Masco Corp.	(18,300)	(363)
	Expeditors International
	of Washington, Inc.	(7,000)	(316)
	UTI Worldwide, Inc.	(7,800)	(157)
	Fastenal Co.	(3,200)	(147)
*	Quanta Services, Inc.	(6,300)	(146)
	IDEX Corp.	(4,700)	(144)
*	URS Corp.	(4,300)	(141)
*	Owens Corning Inc.	(7,700)	(140)
	Danaher Corp.	(1,800)	(137)
	C.H. Robinson Worldwide Inc.	(2,500)	(136)
	3M Co.	(1,700)	(135)
	Avery Dennison Corp.	(2,700)	(133)
	Illinois Tool Works, Inc.	(2,700)	(130)
	Pall Corp.	(3,700)	(130)
	Pitney Bowes, Inc.	(3,700)	(130)
	The Dun & Bradstreet Corp.	(1,500)	(122)
*	Corrections Corp. of America	(4,400)	(121)
	FedEx Corp.	(1,300)	(120)

	Southwest Airlines Co.	(9,700)	(120)
	PACCAR, Inc.	(2,600)	(117)
*	Covanta Holding Corp.	(4,200)	(116)
	Emerson Electric Co.	(2,200)	(113)
	Cintas Corp.	(3,900)	(111)
*	Spirit
	Aerosystems Holdings Inc.	(4,600)	(102)
	Donaldson Co., Inc.	(2,500)	(101)
	Roper Industries Inc.	(1,700)	(101)
	Teleflex Inc.	(2,100)	(100)
	Lincoln Electric Holdings, Inc.	(1,500)	(97)
*	Monster Worldwide Inc.	(3,900)	(94)
	Ametek, Inc.	(2,000)	(88)
	The Timken Co.	(2,800)	(83)
	Rockwell Collins, Inc.	(1,400)	(80)
*	AMR Corp.	(7,300)	(66)
	KBR Inc.	(2,300)	(64)
	Landstar System, Inc.	(1,000)	(52)
	United Parcel Service, Inc.	(700)	(51)
	Graco, Inc.	(1,300)	(47)
	Burlington Northern
	Santa Fe Corp.	(500)	(46)
	General Dynamics Corp.	(500)	(42)
	Eaton Corp.	(500)	(40)
	ITT Industries, Inc.	(700)	(36)
	Oshkosh Truck Corp.	(1,000)	(36)
*	BE Aerospace, Inc.	(900)	(31)
	W.W. Grainger, Inc.	(400)	(31)
*	WESCO International, Inc.	(700)	(26)
	United Technologies Corp.	(300)	(21)
			(5,472)
Information Technology (–7.5%)
*	Adobe Systems, Inc.	(13,500)	(480)
	Automatic
	Data Processing, Inc.	(10,060)	(426)
	Paychex, Inc.	(9,700)	(332)
	QUALCOMM Inc.	(7,900)	(324)
	Intel Corp.	(14,000)	(297)
*	Cognizant
	Technology Solutions Corp.	(9,100)	(262)
	Microchip Technology, Inc.	(6,600)	(216)
*	Google Inc.	(480)	(211)
*	Intuit, Inc.	(7,700)	(208)
*	Cisco Systems, Inc.	(8,400)	(202)
	Altera Corp.	(10,900)	(201)
*	Citrix Systems, Inc.	(6,200)	(182)
*	Electronic Arts Inc.	(3,590)	(179)
*	NetApp, Inc.	(7,800)	(156)
	Linear Technology Corp.	(4,200)	(129)
*	Marvell
	Technology Group Ltd.	(11,400)	(124)
	Motorola, Inc.	(11,696)	(109)
	Maxim
	Integrated Products, Inc.	(4,400)	(90)
	Xilinx, Inc.	(2,334)	(55)

*	Broadcom Corp.	(2,500)	(48)
	Fidelity National
	Information Services, Inc.	(539)	(21)
	Applied Materials, Inc.	(1,000)	(20)
			(4,272)
Materials (–4.9%)
	Weyerhaeuser Co.	(7,900)	(514)
	Allegheny Technologies Inc.	(2,700)	(193)
	Louisiana-Pacific Corp.	(16,000)	(147)
	Dow Chemical Co.	(3,800)	(140)
*	Smurfit-Stone Container Corp.	(18,200)	(140)
	Vulcan Materials Co.	(2,100)	(139)
	Ashland, Inc.	(2,800)	(132)
	Ecolab, Inc.	(2,900)	(126)
	Praxair, Inc.	(1,500)	(126)
	Chemtura Corp.	(17,000)	(125)
	Newmont Mining Corp.
	(Holding Co.)	(2,700)	(122)
	International Flavors &
	Fragrances, Inc.	(2,700)	(119)
*	Crown Holdings, Inc.	(4,700)	(118)
	Titanium Metals Corp.	(7,800)	(117)
	Sigma-Aldrich Corp.	(1,700)	(101)
	Sealed Air Corp.	(3,400)	(86)
	Albemarle Corp.	(2,300)	(84)
	Cabot Corp.	(2,200)	(62)
	Bemis Co., Inc.	(1,800)	(46)
	Eagle Materials, Inc.	(1,300)	(46)
	Westlake Chemical Corp.	(2,500)	(33)
	Rohm & Haas Co.	(500)	(27)
	Nalco Holding Co.	(1,100)	(23)
	E.I. du Pont de Nemours & Co.	(300)	(14)
			(2,780)
Telecommunication Services (–2.7%)
*	American Tower Corp.
	Class A	(11,200)	(439)
	Sprint Nextel Corp.	(48,500)	(324)
*	NII Holdings Inc.	(4,942)	(157)
	Qwest Communications
	International Inc.	(34,680)	(157)
*	Metropcs
	Communications Inc.	(9,100)	(155)
*	Crown Castle
	International Corp.	(2,900)	(100)
	Citizens Communications Co.	(8,700)	(91)
*	Level 3 Communications, Inc.	(25,500)	(54)
	Verizon Communications Inc.	(900)	(33)
*	SBA Communications Corp.	(600)	(18)
*	Leap Wireless International, Inc.	(300)	(14)
			(1,542)
Utilities (–7.9%)
	Southern Co.	(16,400)	(584)
	FPL Group, Inc.	(9,200)	(577)
	FirstEnergy Corp.	(8,100)	(556)
	PPL Corp.	(10,000)	(459)

Exelon Corp.	(4,000)	(325)
Allegheny Energy, Inc.	(4,900)	(247)
Integrys Energy Group, Inc.	(3,100)	(145)
Equitable Resources, Inc.	(2,400)	(141)
Aqua America, Inc.	(7,400)	(139)
* Dynegy, Inc.	(16,800)	(133)
NSTAR	(4,300)	(131)
Northeast Utilities	(5,300)	(130)
Pinnacle West Capital Corp.	(3,700)	(130)
Sierra Pacific Resources	(9,800)	(124)
Southern Union Co.	(4,800)	(112)
Sempra Energy	(2,000)	(107)
* AES Corp.	(5,200)	(87)
AGL Resources Inc.	(2,200)	(76)
DPL Inc.	(2,600)	(67)
PG&E Corp.	(1,800)	(66)
TECO Energy, Inc.	(4,000)	(64)
Constellation Energy Group, Inc.	(400)	(35)
Progress Energy, Inc.	(600)	(25)
OGE Energy Corp.	(700)	(22)
CMS Energy Corp.	(1,000)	(14)
NiSource, Inc.	(400)	(7)
		(4,503)
Total Common Stocks Sold Short
(Proceeds $54,307)		(52,139)
Temporary Cash Investment (3.9%)
[1] Vanguard Market
Liquidity Fund, 2.800%
(Cost $2,226)	2,226,103	2,226
†Other Assets and
Liabilities—Net (95.4%)		54,441
Net Assets (100%)		57,050

Statement of Assets and Liabilities
Assets
Investment in Securities,
Long Positions at Value		54,748
Cash Deposited with Broker
for Short Positions		52,582
Receivables for Investment
Securities Sold		2,027
Other Assets—Note D		1,171
Total Assets		110,528
Liabilities
Securities Sold Short, at Value		52,139
Payables for Investment
Securities Purchased		1,235
Other Liabilities		104
Total Liabilities		53,478
Net Assets (100%)		57,050

At March 31, 2008, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	55,608
Undistributed Net Investment Income	244
Accumulated Net Realized Losses	(117)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(853)
Investment Securities Sold Short	2,168
Net Assets	57,050

Investor Shares—Net Assets
Applicable to 3,588,049 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	44,688
Net Asset Value Per Share—
Investor Shares	$12.45

Institutional Shares—Net Assets
Applicable to 998,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,362
Net Asset Value Per Share—
Institutional Shares	$12.39

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

†  Long security positions with a value of $39,186,000 and cash of $52,582,000 have been segregated in connection with securities sold short.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
March 31, 2008
($000)
Investment Income
Income
Dividends	333
Interest[1]	926
Total Income	1,259
Expenses
Investment Advisory Fees—Note B	150
Fund Accounting and Administrative Fees—Note C	69
Transfer Agency Fees—Note C	19
Sub-accounting Fees—Investor Shares—Note C	9
Distribution and Shareholder Service Fees—Investor Shares—Note C	15
The Vanguard Group—Note D
Management and Administrative
Investor Shares	3
Institutional Shares	—
Custodian Fees	7
Auditing Fees	40
Shareholders’ Reports
Investor Shares	5
Institutional Shares	1
Trustees’ Fees and Expenses	6
Dividend Expense on Securities Sold Short	375
Total Expenses	699
Expense Waivers and Reimbursements—Notes B and C	(78)
Net Expenses	621
Net Investment Income	638
Realized Net Gain (Loss)
Investment Securities—Long Positions	2,190
Investment Securities Sold Short	(131)
Realized Net Gain (Loss)	2,059
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(3,455)
Investment Securities Sold Short	2,164
Change in Unrealized Appreciation (Depreciation)	(1,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,406

1  Interest income from an affiliated company of the fund was $40,000.

Statement of Changes in Net Assets

	Year Ended March 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	638	993
Realized Net Gain (Loss)	2,059	594
Change in Unrealized Appreciation (Depreciation)	(1,291)	(363)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,406	1,224
Distributions
Net Investment Income
Investor Shares	(344)	(405)
Institutional Shares	(206)	(606)
Realized Capital Gain
Investor Shares	(200)	—
Institutional Shares	(112)	—
Total Distributions	(862)	(1,011)
Capital Share Transactions—Note G
Investor Shares	35,479	(2,689)
Institutional Shares	1,704	(9,469)
Net Increase (Decrease) from Capital Share Transactions	37,183	(12,158)
Total Increase (Decrease)	37,727	(11,945)
Net Assets
Beginning of Period	19,323	31,268
End of Period[1]	57,050	19,323

1  Net Assets—End of Period includes undistributed net investment income of $244,000 and $153,000. See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended March 31,
Throughout Each Period	2008[1]	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.19	$12.12	$11.46	$10.86	$11.61
Investment Operations
Net Investment Income (Loss)	.311[2]	.50	.22	(.04)[2]	(.10)[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.909	.06	.59	.64	(.65)
Total from Investment Operations	1.220	.56	.81	.60	(.75)
Distributions
Dividends from Net Investment Income	(.607)	(.49)	(.15)	—	—
Distributions from Realized Capital Gains	(.353)	—	—	—	—
Total Distributions	(.960)	(.49)	(.15)	—	—
Net Asset Value, End of Period	$12.45	$12.19	$12.12	$11.46	$10.86

Total Return[3]	10.15%	4.68%	7.09%	5.52%	–6.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45	$9	$12	$13	$9
Ratio of Expenses to Average Net Assets
Based on Total Expenses	3.09%	3.46%	3.31%	3.55%	3.51%
Net of Expenses
Waived/Reimbursed—Notes B and C	2.79%	2.98%	3.02%	3.26%	3.12%
Net of Expenses Waived/Reimbursed and
Dividend Expense on Securities Sold Short—
Notes B and C	1.16%	1.54%	1.59%	1.61%	1.55%
Ratio of Net Investment Income (Loss)
to Average Net Assets—Net of Expenses
Waived/Reimbursed—Notes B and C	2.69%	3.40%	2.14%	(0.33%)	(0.93%)
Portfolio Turnover Rate	214%	169%	213%	180%	189%

1  Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days; the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year; or the account service fee that may be applicable to certain accounts with balances below $10,000.

Institutional Shares

For a Share Outstanding	Year Ended March 31,
Throughout Each Period	2008[1]	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.14	$12.08	$11.44	$10.80	$11.51
Investment Operations
Net Investment Income (Loss)	.390[2]	.60	.25	(.01)[2]	(.06)[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.864	—	.58	.65	(.65)
Total from Investment Operations	1.254	.60	.83	.64	(.71)
Distributions
Dividends from Net Investment Income	(.651)	(.54)	(.19)	—	—
Distributions from Realized Capital Gains	(.353)	—	—	—	—
Total Distributions	(1.004)	(.54)	(.19)	—	—
Net Asset Value, End of Period	$12.39	$12.14	$12.08	$11.44	$10.80

Total Return[3]	10.49%	4.98%	7.29%	5.93%	–6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$10	$20	$12	$20
Ratio of Expenses to Average Net Assets
Based on Total Expenses	2.97%	3.07%	3.01%	3.23%	3.22%
Net of Expenses
Waived/Reimbursed—Notes B and C	2.56%	2.67%	2.71%	2.94%	2.82%
Net of Expenses Waived/Reimbursed and
Dividend Expense on Securities Sold Short—
Notes B and C	0.93%	1.24%	1.24%	1.24%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets—Net of Expenses
Waived/Reimbursed—Notes B and C	2.92%	3.68%	2.50%	(0.13%)	(0.57%)
Portfolio Turnover Rate	214%	169%	213%	180%	189%

1  Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Market Neutral Fund (formerly Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. On November 21, 2007, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund shareholders approved its reorganization into Vanguard Market Neutral Fund, effective December 1, 2007. The fund files reports with the SEC under the company name Vanguard Montgomery Funds. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are available to investors who invest a minimum amount of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to marketing and distribution, maintenance of shareholder accounts, and shareholder reporting. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. For the period March 31, 2007, through November 30, 2007, Charles Schwab Investment Management, Inc. (CSIM), provided investment advisory services to the fund. CSIM, not the fund, paid AXA Rosenberg Investment Management LLC, the fund’s sub-advisor, a portion of the fee it received for portfolio management services. Advisory fees represented 0.67% of the fund’s average net assets for that time period.

Beginning December 1, 2007, AXA Rosenberg Investment Management LLC provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contract entered into with AXA Rosenberg Investment Management LLC in December 2007, beginning October 1, 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since January 1, 2008, relative to the Citigroup 3-Month Treasury Bill Index.

Effective January 7, 2008, The Vanguard Group manages a portion of the fund. The Vanguard Group also manages the cash reserves of the fund on an at-cost basis.

For the year ended March 31, 2008, the aggregate investment advisory fee represented an effective annual rate of 0.65% of the fund’s average net assets.

C. Prior to December 1, 2007, CSIM contractually agreed to reimburse the fund for certain expenses to limit Investor Shares’ and Institutional Shares’ annual expenses (excluding dividends on securities sold short) to 1.54% and 1.24%, respectively, of average net assets. Accordingly, CSIM waived $72,000 of its fee, representing 0.40% of the fund’s average net assets for that time period.

Prior to December 1, 2007, State Street Bank & Trust Company provided fund accounting and certain administrative services to the fund. ALPS Distributors, Inc., provided distribution and shareholder services to the fund’s Investor Shares under a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Boston Financial Data Services, Inc., provided transfer agent services to the fund and sub-accounting services to the Investor Shares. For the period March 31, 2007, to November 30, 2007, CSIM reimbursed the Investor Shares $6,000 for sub-accounting services, representing 0.07% of the Investor Shares’ average net assets for the period.

D. Effective December 1, 2007, The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $4,000 to Vanguard (included in Other Assets), representing 0.010% of the fund’s net assets and 0.004% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at March 31, 2008, the fund had $484,000 of ordinary income and $41,000 of long-term gains available for distribution.

At March 31, 2008, the cost of long security positions for tax purposes was $55,855,000. Net unrealized depreciation of long security positions for tax purposes was $1,107,000, consisting of unrealized gains of $1,524,000 on securities that had risen in value since their purchase and $2,631,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized appreciation on securities sold short was $2,024,000, consisting of unrealized gains of $3,269,000 on securities that had fallen in value since their sale and $1,245,000 in unrealized losses on securities that had risen in value since their sale. The difference between book- and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

F. During the year ended March 31, 2008, the fund purchased $82,954,000 of investment securities and sold $47,661,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $75,993,000 and $40,145,000 respectively.

G. Capital shares issued and redeemed were:

	Year Ended March 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	42,479	3,395	6,488	528
Issued in Lieu of Cash Distributions	436	36	378	31
Redeemed[1]	(7,436)	(593)	(9,555)	(779)
Net Increase (Decrease)—Investor Shares	35,479	2,838	(2,689)	(220)
Institutional Shares
Issued	9,106	742	4,377	359
Issued in Lieu of Cash Distributions	318	26	597	49
Redeemed[1]	(7,720)	(608)	(14,443)	(1,185)
Net Increase (Decrease)—Institutional Shares	1,704	160	(9,469)	(777)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2005–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

1  Net of redemption fees of $4,000 and $9,000 (fund totals).

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of the Vanguard Montgomery Funds and the Shareholders of the Vanguard Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Market Neutral Fund (formerly Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, hereafter referred to as the “Fund”) at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 13, 2008

Special 2007 tax information (unaudited) for Vanguard Market Neutral Fund

This information for the period December 1, 2007, through March 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 33.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Market Neutral Fund Investor Shares
Periods Ended March 31, 2008
	One	Five	Since
	Year	Years	Inception[1]
Returns Before Taxes	10.15%	4.04%	5.31%
Returns After Taxes on Distributions	8.36	3.32	4.32
Returns After Taxes on Distributions and Sale of Fund Shares	7.57	3.12	4.01

1  November 11, 1998.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,063.15	$13.00
Institutional Shares	1,000.00	1,064.55	11.92
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,012.40	$12.68
Institutional Shares	1,000.00	1,013.45	11.63

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios (net of waivers and reimbursements) for that period are 2.52% for Investor Shares and 2.31% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 32 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held for less than one year.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Market Neutral Fund approved the fund’s investment advisory arrangements with AXA Rosenberg Investment Management LLC (AXA Rosenberg) and The Vanguard Group, Inc., through its Quantitative Equity Group (QEG), prior to the reorganization of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (Laudus Fund) into Vanguard Market Neutral Fund. The board determined that retaining AXA Rosenberg and adding Vanguard to manage a portion of the fund would be in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance with similar mandates. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the benefits to shareholders of selecting AXA Rosenberg and QEG as advisors to the fund, particularly in light of the nature, extent, and quality of services to be provided by each advisor. The board noted the following:

AXA Rosenberg Investment Management. AXA Rosenberg was founded in 1985 by Barr Rosenberg and Ken Reid, who are still involved with the firm’s research and portfolio management efforts. The firm has had low turnover among senior management, with key investment professionals having been with the firm for 10 to 20 years. The Portfolio Management, Research, and Trading teams each have more than 15 years’ investment experience, on average. Portfolio Manager William E. Ricks has managed the Laudus Fund since its inception in 1998. AXA Rosenberg’s investment philosophy is grounded upon fundamental analysis using a two-part quantitative model—a valuation model and an earnings forecast model—and has achieved solid performance results.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. James D. Troyer, the manager primarily responsible for the day-to-day management of the Vanguard portion of the fund, has worked in investment management since 1979. The team has a track record of success and disciplined investment processes.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the Laudus Fund, including any periods of outperformance or underperformance of a relevant benchmark. The board noted that the Laudus Fund, under AXA Rosenberg’s management, has outperformed its benchmark, the Citigroup 3-Month Treasury Bill Index, over the last one-, three-, and five-year periods. The board concluded that AXA Rosenberg has carried out the Laudus Fund’s investment strategy in disciplined fashion.

The board further concluded that QEG, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment management processes.

Cost

The board evaluated the cost of services to be provided, including consideration of competitive fee rates, and concluded that the fund’s advisory expense ratio would be well below the average advisory expense ratio for its peer group. Information about the fund’s expense ratio appears in the Financial Statements section of this report.

The board did not consider profitability of AXA Rosenberg in determining whether to approve the advisory fee, because AXA Rosenberg is independent of Vanguard, and the advisory fee is the result of arm’slength negotiations.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for AXA Rosenberg. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by AXA Rosenberg increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6340 052008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended March 31, 2008: $40,000

Fiscal Year Ended March 31, 2007: N/A

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended March 31, 2008: $2,835,320

Fiscal Year Ended March 31, 2007: $2,347,620

(b)   Audit-Related Fees.

Fiscal Year Ended March 31, 2008: $630,400

Fiscal Year Ended March 31, 2007: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended March 31, 2008: $215,900

Fiscal Year Ended March 31, 2007: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended March 31, 2008: $0

Fiscal Year Ended March 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit

Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended March 31, 2008: $215,900

Fiscal Year Ended March 31, 2007: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

VANGUARD MONTGOMERY FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS *
TREASURER

Date: May 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.